UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    AND EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by the Registrant [  ]
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Filed by a Party other than the Registrant [X]
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Check the appropriate box:
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[  ]      Preliminary Proxy Statement
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[  ]      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
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[  ]      Definitive Proxy Statement
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[  ]      Definitive Additional Materials
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[ X]      Soliciting Material Pursuant to sec. 240.14a-12
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                                 NEOPHARM, INC.
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                (Name of Registrant as Specified in its Charter)
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                              JOHN N. KAPOOR, PH.D.
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   (Name of Person(s) Filing Consent Statement, if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):
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[X] No fee required.
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[   ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(l)
               and 0-11
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(1)            Title of each class of securities to which transaction applies:
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(2)            Aggregate number of securities to which transaction applies:
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(3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
               (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)            Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[   ]          Fee paid previously with preliminary materials.
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[              ] Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(1) Amount Previously Paid:
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(2)            Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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



         SHAREHOLDER AND DIRECTOR KAPOOR SEEKS CHANGE IN NEOPHARM BOARD

         LAKE FOREST, IL - September 2, 2004. John N. Kapoor, Ph.D., a director of NeoPharm, Inc. (Nasdaq: NEOL) and, together with his wife, the beneficial holder of approximately 21.7% of its outstanding common stock, today announced that he had made a preliminary filing with the Securities and Exchange Commission of a consent statement with the purpose of removing four of NeoPharm's six current directors, replacing them with three new directors and reducing the size of the board to five.

         THE PRELIMINARY CONSENT STATEMENT IS AVAILABLE FOR FREE AT THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. ANY STOCKHOLDER OF NEOPHARM, INC. FROM WHICH A CONSENT IS SOLICITED BY DR. KAPOOR WILL BE PROVIDED WITH A COPY OF THE DEFINITIVE CONSENT STATEMENT, WHICH THEY SHOULD READ WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION.













Source: EJ Financial Enterprises, Inc., Michael L. Babich, (847) 295-8665, ext. 120.